EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. §1350)

In connection with the amendment of OFG Bancorp’s annual report on Form 10-K for the year ended December 31, 2016, originally filed with the Securities and Exchange Commission on the March 10, 2017 (the “Amended Report”), I, Maritza Arizmendi Díaz, Executive Vice President and Chief Financial Officer of OFG Bancorp, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1. The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of OFG Bancorp.

In witness whereof, I execute this certification in San Juan, Puerto Rico, this 16th day of March, 2017.

By:	/s/ Maritza Arizmendi Díaz
Maritza Arizmendi Díaz
Executive Vice President and Chief Financial Officer